Prospectus Supplement

May 21, 2014

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund

SUPPLEMENT DATED MAY 21, 2014

TO THE PROSPECTUS DATED OCTOBER 29, 2013

The section entitled “E.I.I. Realty Securities Fund — Summary Section — Fund Expenses — Example” beginning on page 11 of the Prospectus is hereby replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Domestic Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Domestic Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$817	$3,584	$6,562	$15,030

The first paragraph of the section entitled “Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries — Purchase and Sale of Fund Shares” on page 15 of the Prospectus is hereby replaced with the following:

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Shares of the Domestic Fund is $100,000. The minimum initial investment for Institutional Shares of the Global Fund and the International Fund is $1 million. These minimums may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

The section entitled “Investing In The Funds — Investing With the Funds” on page 25 of the Prospectus is hereby replaced with the following:

Investing With the Funds

The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

The minimum initial investment for Institutional Shares of the Domestic Fund is $100,000. The minimum initial investment for Institutional Shares of the Global Fund and the International Fund is $1 million. These minimums may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

Please retain this Supplement for future reference.

Statement of Additional Information Supplement

May 21, 2014

E.I.I. Realty Securities Trust

SUPPLEMENT DATED MAY 21, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 29, 2013

Generally, the Investment Company Act of 1940 permits a board to fill vacancies between shareholder meetings, and without shareholder vote, as long as, immediately after filling such vacancy, at least 66.66% of the directors then holding office have been elected by shareholders (“66.66% Elected Requirement”). The Board appointed to the Board the two Independent Trustees noted below, consistent with the 66% Elected Requirement.

The table under the section entitled “Management — Board of Trustees — Trustees and Officers” on page 12 of the Statement of Additional Information is hereby amended with the addition of the following two Independent Trustees:

Name and Age of Trustee	Position with the Trust and Length of Time Served[1]	Principal Occupation(s) in the Past 5 Years and Other Relevant Experience	Other Directorships Held by Trustee[2]

INDEPENDENT TRUSTEES

Glenn R. Mueller, 60	Trustee since April 2014	Professor, Franklin L. Burns School of Real Estate and Construction Management, University of Denver since August 2006; Real Estate Investment Strategist, Dividend Capital Group since December 2005.	None.

Karin Shewer, 62	Trustee since November 2013	Chairman of the Board and Founding Shareholder, Real Estate Capital Partners since August 1989; Board member, Boston Financial Investment Management; Board member, Lakeside Workforce Housing.	None.

[1]	Each Trustee and officer shall hold office until a successor shall have been elected and qualified, or for an indefinite term consistent with the Trust instrument.

[2]	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Please retain this Supplement for future reference.